SCHEDULE 14A
                               (RULE 14A-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO.              )

     Filed by the Registrant   /x/
     Filed by a Party other than the Registrant   /  /
     Check the appropriate box:
     / /  Preliminary Proxy Statement     /  / Confidential, for Use of the
                                               Commission Only (as permitte
                                               Rule 14a-6(e)(2))
     / /  Definitive Proxy Statement
     /x/  Definitive Additional Materials
     / /  Soliciting Matieral Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                           BELCO OIL & GAS CORP.
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             (Name of Registrant as Specified in its Charter)
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     /x/  No fee required.
     / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0.11.
     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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     / /  Fee paid previously with preliminary materials.
     / / Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previuosly. Indentify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previuosly Paid:
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     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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                            BELCO OIL & GAS CORP.
                        767 Fifth Avenue, 46th Floor
                          New York, New York  10153
                               (212) 644-2200

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                           BELCO OIL & GAS CORP.

                       PROXY/VOTING INSTRUCTION CARD

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BELCO OIL & GAS CORP. FOR THE ANNUAL MEETING ON MAY 13, 1997

     The undersigned appoints Laurence D. Belfer, Robert A.Belfer and Dominick
J. Golio, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Belco Oil & Gas Corp. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 13, 1997, and at any adjournment or postponement thereof, as indicated on the reverse side.

     The proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR Proposals 1, 2, 3 and 4.



                                      BELCO OIL & GAS CORP.
                                      P. O. BOX 11395
                                      NEW YORK, N.Y.  10203-0395

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
1.  Election of Directors           FOR all nominees     [ ]        WITHHOLD AUTHORITY to vote     [ ]     *EXCEPTIONS     [ ]
                                    listed below                    for all nominees listed below.

Nominees: GRAHAM ALLISON, DANIEL C. ARNOLD, ROBERT A. BELFER, LAURENCE D. BELFER, ALAN D. BERLIN, JACK SALTZ, GEORGIANA SHELDON-SHARP
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
*Exceptions ________________________________________________________________

2. To ratify the Board of Directors' appointment of Arthur Andersen LLP, independent public accountants, as the Company's auditors for the year ending December 31, 1997.
                FOR  [ ]          AGAINST  [ ]        ABSTAIN  [ ]

3.  To approve and ratify the Belco Oil & Gas Corp. 1996 Performance Unit
    Plan.
                FOR  [ ]          AGAINST  [ ]        ABSTAIN  [ ]

4. To approve and ratify the April 24, 1996 grant of 3,000 Non-Employee Director Stock Options to each of the five non-employee directors.
                FOR  [ ]          AGAINST  [ ]        ABSTAIN  [ ]

    In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                                 CHANGE OF ADDRESS COMMENTS MARK HERE  [ ]
                                 Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such; If by a corporation, by an authorized officer; If by a partnership, in partnership name by an authorized person. For joint owners, all co-owners must sign.

                                 DATE:_____________________________, 1997

                                 ----------------------------------------
                                         Signature of Shareholder

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                                 VOTES MUST BE INDICATED   [ ]
                                 (X) IN BLACK OR BLUE INK.
(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)


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